 Exhibit 10.2

Execution Version

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 27, 2018, by and among RILEY EXPLORATION—PERMIAN, LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders which is signatory hereto, and SUNTRUST BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”) and as Issuing Bank under the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower upon the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Amendment. For the purposes of this Amendment, (a) “Existing Lender” means each institution that is a party hereto that is a Lender under the Existing Credit Agreement and (b) “New Lender” means each institution that is a party hereto that is not a Lender under the Existing Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective on the Amendment Effective Date, the Credit Agreement is amended as follows:

(a) The definition of “Aggregate Maximum Loan Amount” in Section 1.1 (Definitions) is amended and restated in its entirety as follows:

“Aggregate Maximum Loan Amount” shall mean $500,000,000.00. On February 27, 2018, the Aggregate Maximum Loan Amount is as set forth on Schedule II.

(b) Schedule II to the Credit Agreement is hereby replaced with Schedule II attached hereto.

SECTION 3. Borrowing Base. Effective on the Amendment Effective Date, the Borrowing Base is increased to $60,000,000 until the next redetermination or adjustment thereof pursuant to the Credit Agreement. The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for February 1, 2018. This Amendment shall serve as a New Borrowing Base Notice under the Credit Agreement.

SECTION 4. New Lenders; Reallocation of Maximum Credit Amount. Effective on the Amendment Effective Date:

(a) The Administrative Agent, the Borrower, the Lenders and Issuing Bank consent to the following: (i) each New Lender becoming a “Lender” under and as defined in the Credit Agreement, (ii) the reallocation of the Maximum Loan Amounts so that each Lender’s Maximum Loan Amount and Pro Rata Share is as set forth on Schedule II attached hereto, and (iii) the reallocation of the participations in Letters of Credit in accordance with each Lender’s Pro Rata Share as set forth on Schedule II attached hereto. On the Amendment Effective Date after giving effect to such reallocation of the Maximum Loan Amounts, the Maximum Loan Amount and Pro Rata Share of each Lender shall be as set forth on Schedule II attached hereto. The reallocation of the Maximum Loan Amounts among the Lenders, including any assignment by an Existing Lender of a portion of its rights, interests, liabilities and obligations under the Credit Agreement to New Lenders, shall be deemed to have been consummated on the Amendment Effective Date pursuant to the terms of the Assignment and Acceptance attached as Exhibit A to the Credit Agreement as if such Existing Lender and the New Lenders had executed an Assignment and Acceptance with respect to such reallocation. The Administrative Agent hereby waives the $3,500.00 processing fee set forth in Section 10.4(b)(iv)(B) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 4.

(b) Each New Lender represents and agrees as follows: (i) it has received a copy of the Existing Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) it has, independently and without reliance upon the Administrative Agent, any other agent, any Lender or any arranger, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment, (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and agrees that on the Amendment Effective Date, it will become a party to the Credit Agreement and be bound by all the terms and provisions thereof.

SECTION 5. Conditions of Effectiveness.

(a) This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied (or waived in accordance with Section 10.2 of the Credit Agreement):

(1) The Administrative Agent shall have received (which may be by electronic transmission), in form and substance satisfactory to the Administrative Agent, a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the Lenders and the Borrower (which may be by PDF transmission);

(2) Each of the representations and warranties set forth in Section 6 of this Amendment shall be true and correct;

(3) Since September 30, 2017, no Material Adverse Effect has occurred and is continuing, or reasonably be expected to have occurred and be continuing; and

(4) Borrower shall have paid all fees and expenses due and owing to the Lenders, the Administrative Agent and the Sole Lead Arranger on or prior to the Amendment Effective Date pursuant to the terms of this Amendment (including, but not limited to, reasonable attorneys’ fees of counsel to the Administrative Agent (but limited to one primary outside counsel for the Administrative Agent and Lead Arranger)).

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(b) Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 5(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

SECTION 6. Representations and Warranties. The Borrower represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

(a) It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b) The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which Borrower is a party constitute the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c) This Amendment does not and will not violate any provisions of any of limited liability company agreement, and other organizational and governing documents of the Borrower.

(d) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents is required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

(e) At the time of and immediately after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date.

(f) At the time of and immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall exist and be continuing.

(g) Since September 30, 2017, no Material Adverse Effect has occurred and is continuing or could reasonably be expected to have occurred and be continuing.

(h) As of the Amendment Effective Date, notwithstanding any provision in any Collateral Document to the contrary, no Loan Party owns any Building (as defined in the applicable Flood Insurance Law) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Law) for which such Loan Party has not delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that (i) such Loan Party maintains Flood Insurance for such Building or Manufactured (Mobile) Home or (ii) such Building or Manufactured (Mobile) Home is not located in a Special Flood Hazard Area.

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SECTION 7. Miscellaneous.

(a) Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Effect on the Credit Agreement; Ratification. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. By its acceptance hereof, the Borrower hereby ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments set forth herein.

(c) Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. The Borrower hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

(d) Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. This Amendment is a Loan Document.

(e) Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff exercisable by it, except pursuant to the terms of the Credit Agreement and Loan Documents, if any, to the payment of any Obligations of the Borrower to Administrative Agent, Issuing Bank or any Lender.

(f) Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

(g) Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

(h) Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

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SECTION 8. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 9. No Waiver. The Borrower hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

Signatures Pages Follow

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

RILEY EXPLORATION - PERMIAN, LLC, as Borrower

By:	/s/ Kevin Riley
Kevin Riley
Chief Operating Officer

Signature Page to First Amendment to Credit Agreement

Riley Exploration – Permian, LLC

SUNTRUST BANK, as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Yann Pirio
Name: Yann Pirio
Title: Managing Director

Signature Page to First Amendment to Credit Agreement

Riley Exploration – Permian, LLC

IBERIABANK, as a Lender

By:	/s/ Moni Collins
Name: Moni Collins Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

Riley Exploration – Permian, LLC

ZB N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Larry L. Sears
Name: Larry L. Sears
Title: Senior Vice President – Amegy Bank Division

Signature Page to First Amendment to Credit Agreement

Riley Exploration – Permian, LLC

TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ James E. Hibbert, Jr.
Name: James E. Hibbert, Jr. Title: Assistant Vice President

Signature Page to First Amendment to Credit Agreement

Riley Exploration – Permian, LLC

SCHEDULE II

Maximum Loan Amounts

Lender	Pro Rata Share	Pro Rata Share of Borrowing Base	Maximum Loan Amount
SunTrust Bank	41.666666666668%	$25,000,000.00	$208,333,333.34
IBERIABANK	25.000000000000%	$15,000,000.00	$125,000,000.00
Z.B. NA dba Amegy Bank	16.666666666666%	$10,000,000.00	$83,333,333.33
Texas Capital Bank, N.A.	16.666666666666%	$10,000,000.00	$83,333,333.33

TOTAL	100.000000000000%	$60,000,000.00	$500,000,000.00

Schedule II to Credit Agreement